Exhibit 10.2

    Certification of Principal Executive and Financial Officers
                Pursuant to 18 U.S.C. Section 1350,
                      as Adopted Pursuant to
           Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report on Form 20-F of CEMEX Mexico, S.A. de C.V. (the "Company") for the year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Lorenzo
H. Zambrano, as Chief Executive Officer of the Company, and Hector Medina, as Executive Vice President of Planning and Finance of the Company, each hereby certifies, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


        /s/ Lorenzo H. Zambrano
-------------------------------------
Name:  Lorenzo H. Zambrano
Title: Chief Executive Officer
Date:  April 8, 2003


       /s/ Hector Medina
-------------------------------------
Name:  Hector Medina
Title: Executive Vice President of
        Planning and Finance
Date:  April 8, 2003


This certification accompanies the Report pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of ss.18 of the Securities Exchange Act of 1934, as amended.

A signed original of this written statement required by Section 906 has been provided to CEMEX Mexico, S.A. de C.V. and will be retained by CEMEX Mexico, S.A. de C.V. and furnished to the Securities and Exchange Commission or its staff upon request.